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                                                                    Exhibit 10.3

            FIRST AMENDMENT AND RENEWAL OF THE AMENDED AND RESTATED
                364-DAY REVOLVING CREDIT AND TERM LOAN AGREEMENT


     THIS FIRST AMENDMENT AND RENEWAL OF THE AMENDED AND RESTATED 364-DAY REVOLVING CREDIT AND TERM LOAN AGREEMENT ("Amendment") is entered into as of August 3, 2000, among WORLDCOM, INC. (formally known as MCI WORLDCOM, INC.), a Georgia corporation ("Borrower"), certain Purchasing Lenders (hereinafter defined), certain Increasing Lenders (hereinafter defined), BANK OF AMERICA, N.A., as a Lender and as Administrative Agent (hereinafter defined) for itself and the Accepting Lenders (hereinafter defined), with BANC OF AMERICA SECURITIES, LLC, as the Sole Lead Arranger and Book Manager. Unless otherwise indicated all capitalized terms used herein shall have the meaning set forth in the Agreement (as defined below), and all Section and Schedule references herein are to sections and schedules in the Agreement.

                                R E C I T A L S
                                ---------------

     A. Borrower has entered into the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement (as renewed, extended, or amended to date, the "Agreement") dated as of August 5, 1999, with Bank of America, N.A. (in its capacity as "Administrative Agent" thereunder and as a Lender) and certain other Lenders party thereto (together with Bank of America, N.A., the "Lenders"), providing for, among other things, a revolving credit and term loan facility in the aggregate principal amount of $7,000,000,000.

     B. In accordance with Section 2.4(a), Borrower has requested by letter dated June 5, 2000 that the Termination Date for the 364-Day Facility be extended for all of the Commitment to August 2, 2001, a date which is the 364th day after the current Termination Date (the "Extension Request").

     C. In accordance with Section 2.4(a)(i), Lenders holding at least fifty-one percent (51%) of the Commitment consented to the Extension Request (each an "Accepting Lender") pursuant to the Consent dated as of July 10, 2000, among Borrower, Administrative Agent, and the Accepting Lenders (the "Consent"), and each has consented to the execution of this Amendment by Administrative Agent on their behalf.

     D. In accordance with Section 2.4(a)(ii), the "Rejected Amount" (as defined in Section 2.4(a)(ii) and herein so called), has been offered by Administrative Agent to the Accepting Lenders, and certain of the Accepting Lenders have opted to increase their Committed Sum for some portion of the Rejected Amount (each an "Increasing Lender").

     E. Additionally, in accordance with Section 2.4(a)(ii), the Administrative Agent offered a portion of the Rejected Amount to one or more financial institutions to replace one or more Rejecting Lenders, and certain financial institutions have agreed to purchase a portion of the Rejected Amount (each a "Purchasing Lender").

     F. Subject to the terms and conditions set forth below, Borrower, Administrative Agent (on behalf of itself and the Accepting Lenders), the Increasing Lenders, and the Purchasing Lenders desire to amend the Agreement in order, among other things, to (i) extend the Termination Date to August 2, 2001,
(ii) amend certain Schedules to reflect the addition of the Purchasing Lenders and the Committed Sums of


                                                                 First Amendment
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each of the Lenders, and (iii) to delete Section 2.4 (and all references thereto) regarding the optional renewal of the Commitment in its entirety.

     In consideration of the foregoing and the mutual covenants contained herein, Borrower, Bank of America, N.A. (as an Accepting Lender and in its capacity as Administrative Agent on behalf of the other Accepting Lenders), the Increasing Lenders, and the Purchasing Lenders agree that the Agreement is amended as follows:

1.  Amendments.
    ----------

  (a)  The following definitions in Section 1.1 are entirely amended as follows:

       "Borrower means WorldCom, Inc. (formerly known as MCI WORLDCOM,
       Inc.), a Georgia corporation, and its permitted successors and assigns."

       "Termination Date means the earlier of (a) August 2, 2001, and (b) the effective date of any other termination or cancellation of the Commitment to lend under, and in accordance with, this Agreement."

  (b) Section 2.4 relating to the optional renewal of Commitment is entirely deleted and replaced with the following:

       "2.4 Intentionally Deleted."

  (c) Schedule 2.1 is entirely deleted and replaced with the attached Schedule 2.1.

2.  Conditions Precedent to Effective Date.
    --------------------------------------

    (a) Notwithstanding any contrary provision, Paragraph 1 of this Amendment is not effective until the date (the "Effective Date") upon which (i) the representations, acknowledgment, and ratifications in this Amendment are true and correct, (ii) Administrative Agent receives counterparts of this Amendment executed by Borrower, Administrative Agent (on behalf of itself and Accepting Lenders), Increasing Lenders, and Purchasing Lenders, (iii) Administrative Agent receives an officers' certificate of Borrower dated as of the Effective Date, executed by a Responsible Officer, certifying and attaching true and correct copies of the articles of incorporation, bylaws, resolutions, and incumbency of officers of Borrower (or certify that there has been no changes to any of the foregoing since the date of their last certification to Lenders), and (iv) there has been no change in the consolidated financial condition of the Consolidated Companies from that shown in the respective Financial Statements of Borrower for the fiscal year ended December 31, 1999, and the three-month period ended March 31, 2000, calculated on a consolidated basis for Borrower and the Consolidated Companies which could be a Material Adverse Event.

    (b) On the Effective Date, each Lender shall advance its respective Pro Rata Part of any Borrowing (if any), which may be netted against its outstandings under the Agreement and shall be used to repay all outstanding Debt (if any) under the Agreement due any Lender which is not continuing as a Lender on and after the Effective Date. Any Lender which is not continuing as a Lender under the Agreement on and after the Effective Date shall promptly return its Notes (if any) to Borrower for cancellation.

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    (c)  Lenders hereby agree among themselves (and Borrower hereby consents to such agreement) that, concurrently with the Effective Date, there shall be deemed to have occurred assignments and assumptions with respect to the Obligation, and the Rights and obligations under the Agreement and the other Loan Papers (including, without limitation, the Commitment and the Principal Debt) such that, after giving effect to such assignments and assumptions, the Lender's Committed Sum and the Commitment percentage are as stated on Schedule 2.1, and the Lenders hereby make such assignments and assumptions. The Lenders shall make all appropriate payments and adjustments among themselves to effectuate the appropriate purchase price for and other amounts payable with respect to such assignments and assumptions.

3.  Representations. As a material inducement to Lenders to execute and deliver
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this Amendment, Borrower represents and warrants to Administrative Agent and
Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment,
(a) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Papers or by this Amendment, and (b) except as waived by this Amendment or the other Loan Papers, no Potential Default or Default exists.

4.   Expenses. Borrower shall pay all costs, fees, and expenses paid or incurred
     --------
by Administrative Agent incident to the Extension Request, the Consent, and this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment, the Extension Request, the Consent, and any related documents.

5.   Miscellaneous. This Amendment is a "Loan Paper" referred to in the
     -------------
Agreement, and the provisions relating to Loan Papers in Sections 1 and 11 of the Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law,
(d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

6.   ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AMENDMENT BETWEEN THE
     ----------
PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.   Parties. This Amendment binds and inures to Borrower, Administrative Agent,
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Purchasing Lenders, and Lenders, and their respective successors and assigns, subject to the exceptions set forth in Section 11.13.

     The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]



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     Signature Page to that certain First Amendment and Renewal of the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement dated as of August 3, 2000, among WorldCom, Inc. (formerly known as MCI WORLDCOM, INC.), as Borrower, each Increasing Lender, each Purchasing Lender, and Bank of America, N.A., as Administrative Agent (on behalf of the Accepting Lenders and as Administrative Agent), with Banc of America Securities, LLC, as Sole Lead Arranger and Book Manager.



                                    WORLDCOM, INC.,
                                    as Borrower


                                    By:/s/ Scott D. Sullivan
                                       -----------------------------------------
                                      Scott D. Sullivan, Chief Financial Officer




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     Signature Page to that certain First Amendment and Renewal of the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement dated as of August 3, 2000, among WorldCom, Inc. (formerly known as MCI WORLDCOM, INC.), as Borrower, each Increasing Lender, each Purchasing Lender, and Bank of America, N.A., as Administrative Agent (on behalf of the Accepting Lenders and as Administrative Agent), with Banc of America Securities, LLC, as Sole Lead Arranger and Book Manager.


                              BANK OF AMERICA, N.A., as Administrative Agent, as a Lender, and on behalf of Accepting Lenders


                              By:/s/ Jennifer Zydney
                                 -----------------------------------------------
                              Name:  Jennifer Zydney
                                     -------------------------------------------
                              Title:  Managing Director
                                      ------------------------------------------





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     Signature Page to that certain First Amendment and Renewal of the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement dated as of August 3, 2000, among WorldCom, Inc. (formerly known as MCI WORLDCOM, INC.), as Borrower, each Increasing Lender, each Purchasing Lender, and Bank of America, N.A., as Administrative Agent (on behalf of the Accepting Lenders and as Administrative Agent), with Banc of America Securities, LLC, as Sole Lead Arranger and Book Manager.


                              BANK OF AMERICA, N.A., as Administrative Agent, as a Lender, and on behalf of Accepting Lenders


                              By:/s/ Thomas W. Okel
                                 -----------------------------------------------
                                  Thomas W. Okel, Managing Director



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